Exhibit 99.1

Global Partners LP

Selected Financial Information and Commodity Prices

In thousands (except commodity prices)

	10/4/05 -	For the Quarter Ended
	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09

Selected Financial Information

Net income (loss)	$9,408	$12,688	$3,480	$6,234	$11,059	$32,875	$610	$2,530	$10,998	$8,619	$(1,254)	$1,007	$12,683	$18,863	$978	$2,059

Distributable cash flow	$9,993	$13,656	$4,157	$6,669	$11,521	$19,259	$1,577	$4,545	$13,257	$11,809	$2,248	$4,151	$15,853	$21,996	$3,288	$4,978

Adjusted operating surplus	$(36,085)	$56,431	$(38,298)	$(52,909)	$(3,151)	$155,197	$47,016	$(121,756)	$(52,680)	$112,996	$(104,991)	$59,624	$44,382	$110,361	$(92,775)	$4,539

	At
	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09

Commodity Prices

Heating oil (per gallon)(1)	$1.73	$1.86	$1.96	$1.68	$1.60	$1.88	$2.03	$2.24	$2.64	$3.05	$3.90	$2.86	$1.41	$1.34	$1.72	$1.80

Gasoline (per gallon)(1)	$1.71	$1.95	$2.20	$1.55	$1.60	$2.11	$2.29	$2.07	$2.48	$2.62	$3.50	$2.48	$1.01	$1.40	$1.90	$1.73

(1)  Source: New York Mercantile Exchange

Global Partners LP

Reconciliations of distributable cash flow

In thousands

	10/4/05 -	Quarter Ended
	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09

Reconciliation of net income (loss) to distributable cash flow
Net income (loss)	$9,408	$12,688	$3,480	$6,234	$11,059	$32,875	$610	$2,530	$10,998	$8,619	$(1,254)	$1,007	$12,683	$18,863	$978	$2,059

Depreciation and amortization and amortization of deferred financing fees	1,345	1,072	1,088	1,127	1,226	1,269	2,067	2,771	3,506	3,682	3,810	3,749	3,885	4,002	4,036	3,979

Gain on sale of investment	—	—	—	—	—	(14,118)	—	—	—	—	—	—	—	—	—	—

Maintenance capital expenditures	(760)	(104)	(411)	(692)	(764)	(767)	(1,100)	(756)	(1,247)	(492)	(308)	(605)	(715)	(869)	(1,726)	(1,060)

Distributable cash flow	$9,993	$13,656	$4,157	$6,669	$11,521	$19,259	$1,577	$4,545	$13,257	$11,809	$2,248	$4,151	$15,853	$21,996	$3,288	$4,978

	10/4/05 -	Quarter Ended
	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09

Reconciliation of cash flow (used in) provided by operating activitiesto distributable cash flow

Cash flow (used in) provided by operating activities	$(34,062)	$56,589	$(44,350)	$(64,121)	$(2,597)	$140,728	$(39,431)	$(120,936)	$(95,406)	$97,817	$(103,790)	$60,097	$45,096	$111,230	$(91,049)	$5,597

Net changes in operating assets and liabilities and certain non-cash items	44,815	(42,829)	48,918	71,482	14,882	(106,584)	42,108	126,237	109,910	(85,516)	106,346	(55,341)	(28,528)	(88,365)	96,063	441

Gain on sale of investment	—	—	—	—	—	(14,118)	—	—	—	—	—	—	—	—	—	—

Maintenance capital expenditures	(760)	(104)	(411)	(692)	(764)	(767)	(1,100)	(756)	(1,247)	(492)	(308)	(605)	(715)	(869)	(1,726)	(1,060)

Distributable cash flow	$9,993	$13,656	$4,157	$6,669	$11,521	$19,259	$1,577	$4,545	$13,257	$11,809	$2,248	$4,151	$15,853	$21,996	$3,288	$4,978

Global Partners LP

Reconciliation of net income (loss) to adjusted operating surplus

In thousands

	10/4/05 -							Quarter Ended
	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09

Net income (loss)	$9,408	$12,688	$3,480	$6,234	$11,059	$32,875	$610	$2,530	$10,998	$8,619	$(1,254)	$1,007	$12,683	$18,863	$978	$2,059

Depreciation and amortization and amortization of deferred financing fees	1,345	1,072	1,088	1,127	1,226	1,269	2,067	2,771	3,506	3,682	3,810	3,749	3,885	4,002	4,036	3,979

Net changes in operating assets and liabilities:
Adjustments to reconcile net income to net cash (non-cash items)	(3)	11	164	—	2	(14,119)	—	101	202	196	200	165	189	1,170	902	1,029
(Increase) decrease in accounts receivable	(62,122)	57,435	11,626	12,324	(46,104)	(35,852)	(34,561)	(60,369)	(105,803)	68,852	(31,721)	52,602	100,015	20,445	37,197	(5,288)
(Increase) decrease in accounts receivable-affiliate	4,341	(175)	397	627	(832)	138	(3,656)	913	285	1,274	(2,164)	2,430	250	1,422	25	(3,650)
(Increase) decrease in inventories	14,339	110,161	(113,384)	13,825	(37,955)	145,759	(97,169)	(139,697)	(105,085)	155,523	(158,676)	128,161	118,905	12,494	(141,501)	(50,948)
(Increase) decrease in prepaids and other expenses	14,581	5,780	(6,928)	(4,994)	2,860	7,961	(4,677)	(8,084)	(6,783)	(8,940)	557	9,436	(10,540)	(6,153)	(14,239)	21,705
Increase (decrease) in accounts payable	61,478	(128,487)	53,192	(26,295)	64,161	(49,329)	60,193	67,744	70,699	(78,625)	38,375	(38,220)	(73,089)	(60,179)	(27,380)	33,522
Increase (decrease) in accrued expenses, including income taxes	8,300	(1,896)	6,015	(6,761)	9,930	(14,146)	28,246	(416)	18,569	(18,301)	20,111	(20,156)	1,213	10,447	(1,883)	700
Increase (decrease) in other long-term liabilities	248	—	—	—	—	—	—	35	(35)	—	—	—	—	—	—	—
Net change in fair value of forward fixed price contracts	(85,977)	—	—	(60,208)	(6,944)	66,172	9,516	13,536	18,041	(34,463)	26,972	(79,077)	(108,415)	108,719	50,816	2,489
Total net changes in operating assets and liabilities	(44,815)	42,829	(48,918)	(71,482)	(14,882)	106,584	(42,108)	(126,237)	(109,910)	85,516	(106,346)	55,341	28,528	88,365	(96,063)	(441)

Proceeds from sale of investment	—	—	—	—	—	15,262	—	—	—	—	—	—	—	—	—	—

Proceeds from sale of property and equipment	12	19	—	3	2	2	—	5	7	9	4	—	1	—	—	2

Maintenance capital expenditures	(760)	(104)	(411)	(692)	(764)	(767)	(1,100)	(756)	(1,247)	(492)	(308)	(605)	(715)	(869)	(1,726)	(1,060)

Payments on deferred financing fees	(1,024)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Payment on note payable, other	(71)	(73)	(74)	(74)	(77)	(78)	(79)	(80)	(82)	(83)	(1,156)	—	—	—	—	—

Acquisition related working capital expenditures	—	—	6,537	11,975	285	50	87,626	11	44,048	15,745	259	132	—	—	—	—

Miscellaneous	(180)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Adjusted operating surplus	$(36,085)	$56,431	$(38,298)	$(52,909)	$(3,151)	$155,197	$47,016	$(121,756)	$(52,680)	$112,996	$(104,991)	$59,624	$44,382	$110,361	$(92,775)	$4,539

Global Partners LP

Reconciliation of cash flow (used in) provided by operating activities to adjusted operating surplus

In thousands

	10/4/05 -	Quarter Ended
	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09

Cash flow (used in) provided by operating activities	$(34,062)	$56,589	$(44,350)	$(64,121)	$(2,597)	$140,728	$(39,431)	$(120,936)	$(95,406)	$97,817	$(103,790)	$60,097	$45,096	$111,230	$(91,049)	$5,597

Proceeds from sale of investment	—	—	—	—	—	15,262	—	—	—	—	—	—	—	—	—	—

Proceeds from sale of property and equipment	12	19	—	3	2	2	—	5	7	9	4	—	1	—	—	2

Maintenance capital expenditures	(760)	(104)	(411)	(692)	(764)	(767)	(1,100)	(756)	(1,247)	(492)	(308)	(605)	(715)	(869)	(1,726)	(1,060)

Payments on deferred financing fees	(1,024)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Payment on note payable, other	(71)	(73)	(74)	(74)	(77)	(78)	(79)	(80)	(82)	(83)	(1,156)	—	—	—	—	—

Acquisition related working capital expenditures	—	—	6,537	11,975	285	50	87,626	11	44,048	15,745	259	132	—	—	—	—

Miscellaneous	(180)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Adjusted operating surplus	$(36,085)	$56,431	$(38,298)	$(52,909)	$(3,151)	$155,197	$47,016	$(121,756)	$(52,680)	$112,996	$(104,991)	$59,624	$44,382	$110,361	$(92,775)	$4,539